Exhibit 99.1

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2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 28, 2018 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, disclosure on the usefulness of the non-GAAP financial measure is provided in the Appendix to this presentation. Forward-Looking Statements and Non-GAAP Financial Measures

3 INDUSTRIAL TECHNOLOGY COMPANY CREATING A SAFER, SUSTAINABLE, PRODUCTIVE AND CONNECTED FUTURE TE CONNECTIVITY Automotive Sensors Commercial Transportation Data & Devices Appliances WORLD LEADER in connectivity and sensor solutions with the broadest range of technologies Highly engineered products and integrated solutions perform in harsh environments where failure is not an option TE serves a BILLION MARKET $190 TRANSPORTATION SOLUTIONS INDUSTRIAL SOLUTIONS COMMUNICATIONS SOLUTIONS FY18 SALES BY SEGMENT Aerospace & Defense Oil & Gas Industrial Equipment Medical Energy 59% 28% 13%

GROWTH DRIVEN BY SECULAR TRENDS END MARKET TRENDS FACTORY AUTOMATION CONTENT GROWTH EXAMPLE EV adoption globally, driven by OEM & Government initiatives Safer, more autonomous vehicles Heavy truck content driven by regulatory requirements Smart, digital factories Lighter, more efficient aircraft Minimally invasive procedures driving cost and patient benefits Connected home Data everywhere Sensors proliferation Motor sensors New content: Motor connectivity New content: Terminal blocks Passives and filters Board connectivity Content increase 5x Relays New systems: Cobots and mobile robots Communication and Power Content increase 1.2x TODAY $20 $170 YESTERDAY 8x Increase in Content Prior Content New Content 4

5 THE LEVERS OF OUR BUSINESS MODEL ORGANIC REVENUE GROWTH EPS GROWTH LOWER OPERATING EXPENSES M & A BALANCED CAPITAL STRATEGY Strategic M&A, Share Buybacks, Dividend increases, ROIC in mid-teens, strong FCF IMPROVED OPERATING MARGINS Expand 30-80 basis points annually Organic revenue growth, Operating margins, EPS, ROIC and FCF refer to non-GAAP financial measures. See Appendix for descriptions. TOP LINE MARGIN EXPANSION BOTTOM LINE +4-6% Pulling the levers for double-digit gains Reduce SG&A by 100 basis points Adding >100 basis points of growth annually

6 BUSINESS MODEL PERFORMANCE THROUGH THE CYCLE Transportation Target Adjusted Operating Margins of ~20% Industrial continues migration to high teens Adjusted Operating Margins Communications target mid-teens Adjusted Operating Margins Strong return on invested capital model REVENUE $ Billions ADJUSTED EARNINGS PER SHARE 13% 4 Year CAGR Expanded Adjusted Operating Margins 170 Basis Points From FY16 (1) to FY18 4% Average 4 Year Organic Growth 1Note: Amounts and comments exclude the impact of an additional week in fiscal 2016 2 Outlook as of April 24, 2019 Net Sales Excluding the Impact of the Additional Week, Organic Net Sales Growth, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Margins, Adjusted Operating Margin Excluding the Impact of the Additional Week, Adjusted Earnings Per Share and Adjusted Earnings Per Share Excluding the Impact of the Additional Week are non-GAAP measures; See Appendix for descriptions and reconciliations 1 2 1 2 LONG TERM MODEL 4-6% ORGANIC GROWTH AND DOUBLE DIGIT ADJUSTED EPS GROWTH $3.70 $5.60 FY16 FY19 $11.13 $13.65 FY16 FY19

7 CAPITAL STRATEGY: BALANCED DEPLOYMENT DIVIDENDS PER SHARE Share Repurchases $7.7B Acquisitions* $7.6B Dividends $4.5B MAJOR CAPITAL DEPLOYMENT** FY08 through FY18 Denotes dividends paid during the fiscal year. BNS Proceeds $2B FY19 represents dividends expected to be paid. Free Cash Flow is a non-GAAP financial measure; See Appendix for description. EXPECT TO RETURN ~2/3 OF FREE CASH FLOW TO SHAREHOLDERS OVER TIME EXPECT TO UTILIZE ~1/3 OF FREE CASH FLOW AS AN ADDITIONAL LEVER FOR REVENUE GROWTH ~2/3 ~1/3 * Includes $1.3 billion used to acquire ADC Telecommunications in 2010, which is part of our divested BNS business. ** Select uses of cash. Represents capital returned to shareholders and acquisition activity. $0.64 $0.68 $0.78 $0.92 $1.08 $1.24 $1.40 $1.54 $1.68 $1.80 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19

Appendix

Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any. Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans. 9

Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week and Adjusted Earnings Per Share Excluding the Impact of the Additional Week – represent certain GAAP and non-GAAP financial measures excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The impact of the additional week is estimated using an average weekly sales figure for the last month of the fiscal year. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Adjusted Return on Invested Capital (ROIC) – represents adjusted net operating profit after tax divided by average invested capital. We use Adjusted Return on Invested Capital as an indicator of our capital efficiency. Adjusted Return on Invested Capital is not a measure defined by GAAP. It is calculated by us, in part, using non-GAAP financial measures. We are providing our calculation of Adjusted Return on Invested Capital as this measure may not be defined and calculated by other companies in the same manner. Non-GAAP Financial Measures (cont.) 10

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 28, 2018 11 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating income: Transportation Solutions 1,578 $ 12 $ 33 $ - $ 1,623 $ Industrial Solutions 465 10 80 - 555 Communications Solutions 288 - 13 - 301 Total 2,331 $ 22 $ 126 $ - $ 2,479 $ Operating margin 16.7% 17.7% Other income, net 1 $ - $ - $ (1) $ - $ Income tax (expense) benefit 344 $ (5) $ (31) $ (716) $ (408) $ Effective tax rate (15.4)% 17.1% Income from continuing operations 2,584 $ 17 $ 95 $ (717) $ 1,979 $ Diluted earnings per share from continuing operations 7.32 $ 0.05 $ 0.27 $ (2.03) $ 5.61 $ (2) Includes a $1,283 million net income tax benefit associated with the tax impacts of certain intercompany transactions and legal entity restructurings including an increase to the valuation allowance. Also includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2016 (1) 12 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (2)(3) (Credits), Net (3) Items (4) (Non-GAAP) (5) Operating income: Transportation Solutions 1,209 $ 9 $ 47 $ - $ 1,265 $ Industrial Solutions 353 23 31 - 407 Communications Solutions 246 - (80) - 166 Total 1,808 $ 32 $ (2) $ - $ 1,838 $ Operating margin 15.9% 16.2% Other income, net (677) $ - $ - $ 650 $ (27) $ Income tax (expense) benefit 826 $ (7) $ (1) $ (1,111) $ (293) $ Effective tax rate (80.9)% 17.2% Income from continuing operations 1,847 $ 25 $ (3) $ (461) $ 1,408 $ Diluted earnings per share from continuing operations 5.01 $ 0.07 $ (0.01) $ (1.25) $ 3.82 $ ($ in millions, except per share data) Adjustments (1) Fiscal 2016 was a 53-week year. The additional week contributed sales of $227 million and adjusted EPS of $0.12. (2) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (3) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (4) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (5) See description of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 25, 2015 (1) 13 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (2)(3) Charges, Net (3) Items (4) (Non-GAAP) (5) Operating income 1,659 $ 94 $ 149 $ - $ 1,902 $ Operating margin 14.4% 16.5% Other income (expense), net (55) $ - $ - $ 84 $ 29 $ Income tax expense (306) $ (22) $ (29) $ (36) $ (393) $ Effective tax rate 20.6% 21.7% Income from continuing operations 1,180 $ 72 $ 120 $ 48 $ 1,420 $ Diluted earnings per share from continuing operations 2.87 $ 0.18 $ 0.29 $ 0.12 $ 3.45 $ ($ in millions, except per share data) Adjustments (1) Fiscal 2015 amounts have not been recast to reflect the adoption of ASU 2017-07 in fiscal 2018. (2) Includes $55 million of acquisition and integration costs, $36 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, and $3 million of restructuring costs. (3) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (4) Includes $264 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $84 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes $216 million of income tax charges associated with the tax impacts of certain intercompany legal entity restructurings made in connection with our integration of Measurement Specialties, Inc. and $29 million of income tax charges for the tax impacts of certain intercompany dividends related to the restructuring and sale of the Broadband Network Solutions business. (5) See description of non-GAAP financial measures.

Impact of Additional Week in FY16 including Net Sales Growth to FY17 14 (3) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (4) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (1) Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year. (2) See description of non-GAAP financial measures. Adjustment Adjustment Adjustment 53 Weeks Impact of 52 Weeks 53 Weeks Impact of 52 Weeks 53 Weeks Impact of 52 Weeks U.S. GAAP 53rd Week (Non-GAAP) (1)(2) U.S. GAAP 53rd Week (Non-GAAP) (1)(2) (Non-GAAP) (2) 53rd Week (Non-GAAP) (1)(2) Net sales: Transportation Solutions Automotive 5,228 $ 4,912 $ (102) $ 4,810 $ 6.4% 2.3% 8.7% 7.1% 2.3% 9.4% Commercial transportation 997 825 (15) 810 20.8 2.3 23.1 21.9 2.2 24.1 Sensors 814 766 (13) 753 6.3 1.8 8.1 3.0 1.7 4.7 Total 7,039 6,503 (130) 6,373 8.2 2.3 10.5 8.5 2.1 10.6 Industrial Solutions Industrial equipment 1,747 1,419 (32) 1,387 23.1 2.9 26.0 5.5 2.4 7.9 Aerospace, defense, oil, and gas 1,075 1,100 (20) 1,080 (2.3) 1.8 (0.5) (1.7) 1.8 0.1 Energy 685 696 (13) 683 (1.6) 1.9 0.3 (1.0) 1.9 0.9 Total 3,507 3,215 (65) 3,150 9.1 2.2 11.3 1.6 2.1 3.7 Communications Solutions Data and devices 963 1,019 (21) 998 (5.5) 2.0 (3.5) 2.3 2.3 4.6 Appliances 676 615 (11) 604 9.9 2.0 11.9 10.8 2.2 13.0 Total 1,639 1,634 (32) 1,602 0.3 2.0 2.3 5.7 2.2 7.9 Total 12,185 $ 11,352 $ (227) $ 11,125 $ 7.3% 2.2% 9.5% 6.1% 2.2% 8.3% Adjustment Restructuring Acquisition and Other 53 Weeks 52 Weeks Related Charges Adjusted Impact of Adjusted U.S. GAAP Charges (3) (Credits), Net Tax Items (4) (Non-GAAP) (2) 53rd Week (Non-GAAP) (1)(2) Operating income 1,808 $ 32 $ (2) $ - $ 1,838 $ (53) $ 1,785 $ Operating margin 15.9% 16.2% 16.0% Diluted earnings per share from continuing operations 5.01 $ 0.07 $ (0.01) $ (1.25) $ 3.82 $ (0.12) $ 3.70 $ ($ in millions) Adjustments ($ in millions, except per share data) For the Year Ended September 30, 2016 Change in Net Sales for Fiscal 2017 versus Net Sales for Fiscal 2016 Change in Organic Net Sales for Fiscal 2017 versus Organic Net Sales for Fiscal 2016 (2) Fiscal 2017 Fiscal 2016

Impact of Additional Week in FY16 including Net Sales Growth from FY15 15 Adjustment Adjustment Adjustment 53 Weeks Impact of 52 Weeks 53 Weeks Impact of 52 Weeks 53 Weeks Impact of 52 Weeks U.S. GAAP 53rd Week (Non-GAAP) (1)(2) U.S. GAAP 53rd Week (Non-GAAP) (1)(2) (Non-GAAP) (2) 53rd Week (Non-GAAP) (1)(2) Net Sales: Transportation Solutions Automotive 4,912 $ (102) $ 4,810 $ 4,780 $ 2.8% (2.2)% 0.6% 5.6% (2.2)% 3.4% Commercial transportation 825 (15) 810 820 0.6 (1.8) (1.2) 2.6 (1.8) 0.8 Sensors 766 (13) 753 751 2.0 (1.7) 0.3 3.1 (1.7) 1.4 Total 6,503 (130) 6,373 6,351 2.4 (2.1) 0.3 4.9 (2.1) 2.8 Industrial Solutions Industrial equipment 1,419 (32) 1,387 1,323 7.3 (2.5) 4.8 (5.2) (2.1) (7.3) Aerospace, defense, oil, and gas 1,100 (20) 1,080 1,151 (4.4) (1.8) (6.2) (3.8) (1.7) (5.5) Energy 696 (13) 683 705 (1.3) (1.8) (3.1) 3.6 (1.9) 1.7 Total 3,215 (65) 3,150 3,179 1.1 (2.0) (0.9) (2.8) (1.9) (4.7) Communications Solutions Data and devices 1,019 (21) 998 1,357 (24.9) (1.6) (26.5) (17.8) (1.7) (19.5) Appliances 615 (11) 604 637 (3.5) (1.7) (5.2) (1.8) (1.9) (3.7) Total 1,634 (32) 1,602 1,994 (18.1) (1.6) (19.7) (12.1) (1.8) (13.9) Total 11,352 $ (227) $ 11,125 $ 11,524 $ (1.5%) (2.0)% (3.5)% -% (2.0)% (2.0)% Adjustment Restructuring Acquisition and Other 53 Weeks 52 Weeks Related Charges Adjusted Impact of Adjusted U.S. GAAP Charges (3) (Credits), Net Tax Items (4) (Non-GAAP) (2) 53rd Week (Non-GAAP) (1)(2) Operating income 1,808 $ 32 $ (2) $ - $ 1,838 $ (53) $ 1,785 $ Operating margin 15.9% 16.2% 16.0% Diluted earnings per share from continuing operations 5.01 $ 0.07 $ (0.01) $ (1.25) $ 3.82 $ (0.12) $ 3.70 $ For the Year Ended September 30, 2016 Adjustments ($ in millions, except per share data) ($ in millions) Change in Net Sales for Fiscal 2016 versus Net Sales for Fiscal 2015 Change in Organic Net Sales for Fiscal 2016 versus Organic Net Sales for Fiscal 2015 (2) Fiscal 2016 Fiscal 2015 (4) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (1) Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year. (2) See description of non-GAAP financial measures. (3) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

Reconciliation of Net Sales Growth 16 Translation (2) Acquisitions 1,803 $ 14.8% 1,118 $ 9.2% 436 $ 249 $ Acquisitions Translation (2) (Divestiture) 833 $ 7.3% 694 $ 6.1% (83) $ 222 $ Acquisitions Translation (2) (Divestitures) (172) $ (1.5%) 1 $ -% (254) $ 81 $ ($ in millions) Change in Net Sales for the Year Ended September 30, 2016 ($ in millions) Change in Net Sales for the Year Ended September 28, 2018 versus Net Sales for the Year Ended September 29, 2017 Net Organic Net Sales Growth Sales Growth (1) Change in Net Sales for the Year Ended September 29, 2017 versus Net Sales for the Year Ended September 30, 2016 Net Organic Net Sales Growth Sales Growth (1) ($ in millions) (1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. versus Net Sales for the Year Ended September 25, 2015 Net Organic Net Sales Growth Sales Growth (1)

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 17 Outlook for Fiscal 2019 (1) Diluted earnings per share from continuing operations (GAAP) $4.88 - $4.98 Restructuring and other charges, net 0.55 Acquisition related charges 0.08 Tax items 0.04 Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $5.55 - $5.65 Net sales growth (GAAP) (3)% - (1)% Translation 3 (Acquisitions) divestitures, net (1) Organic net sales growth (non-GAAP) (2) (1)% - 1% (1) Outlook is as of April 24, 2019 (2) See description of non-GAAP financial measures.